POWER OF ATTORNEY
            Know all by these presents, that the
undersigned hereby constitutes and appoints Amy Agress,
signing singly, the undersigned's true and lawful
attorney-in-fact to:
(1)	execute for and on behalf of the undersigned,
in the undersigned's capacity as an officer
and/or director of Innodata Isogen, Inc. (the
Company), Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of
1934 and the rules thereunder;
(2)	do and perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete and execute
any such Form 3, 4, or 5, complete and execute
any amendment or amendments thereto, and timely
file such form with the United States
Securities and Exchange Commission and any
stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed by such
attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in
such form and shall contain such terms and
conditions as such attorney-in-fact may approve
in such attorney-in-fact's discretion.
        	The undersigned hereby grants to such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights
and powers herein granted, as fully to all intents and
purposes as the undersigned might or could do if
personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that
such attorney-in-fact, or such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to
be done by virtue of this power of attorney and the
rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in-fact, in
serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company
assuming, any of the undersigned's responsibilities to
comply with Section 16 of the Securities Exchange Act of
1934.
         This Power of Attorney shall remain in full
force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the
undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the
undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.
        IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 19 day
of December 2006.
/s/ Peter Woodward
Signature

Peter Woodward
Print Name